UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Salient MF Trust

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Salient Broadmark Tactical Plus Fund

4265 San Felipe, Suite 800

Houston, Texas 77027

A Message from the President of Salient MF Trust to all Shareholders of the Salient Broadmark Tactical Plus Fund

March 6, 2015

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of the shareholders of Salient Broadmark Tactical Plus Fund (the “Fund”), a series of Salient MF Trust (the “Trust”), will be held on May 6, 2015, at 3:00 p.m. (Central Time), at the offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027 for the following purposes:

•	To approve a new investment subadvisory agreement between the Fund’s subadviser, Broadmark Asset Management LLC (the “Sub-Adviser”), and Salient Advisors, L.P. (the “Adviser”), the Fund’s investment manager.

•	To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on March 3, 2015 (the “Record Date”).

If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the applicable instructions that appear on the enclosed proxy card regarding voting by mail, internet or telephone.

If we do not hear from you by a certain date, a Fund representative may contact you. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners, our proxy solicitor, toll-free at 1-855-208-8903.

We will admit to the Meeting: (1) all shareholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership of shares at the Record Date, such as a letter or account statement from a financial intermediary; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call (800) 809-0525.

Unless proxy cards submitted by corporations, partnerships and trusts are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, or proxies submitted by telephone or the internet are granted by such persons, they will not be voted.

By order of the Board of Trustees,

John A. Blaisdell

President of the Trust

IMPORTANT INFORMATION

Why am I receiving this proxy statement?

Broadmark Asset Management LLC (the “Sub-Adviser”) currently serves as the investment sub-adviser for the Fund. One of the controlling owners of the Sub-Adviser, Forward Management, LLC (“Forward”), has agreed to a transaction in which it will undergo a change in control, which will in turn result in a change of control of the Sub-Adviser. Such a change in control of the Sub-Adviser terminates the Sub-Adviser’s agreements, including, with respect to the Fund, the current subadvisory agreement between Salient Advisors, L.P. (the “Adviser”) and the Sub-Adviser, and necessitates shareholder consideration of a new subadvisory agreement for the Fund. Specifically, Salient Partners, L.P. (“Salient Partners”), which is the parent of the Adviser, has signed a definitive agreement to acquire Forward (the “Proposed Transaction”). As noted above, Forward is deemed to own a “control” interest in the Sub-Adviser.

If completed, the Proposed Transaction will result in a change of control of the Sub-Adviser. Pursuant to the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and the terms of the current subadvisory agreement, this change is deemed an “assignment” of, and therefore a termination of, the Sub-Adviser’s current subadvisory agreement regarding the Fund. A shareholder vote is necessary to approve a new sub-advisory agreement. The Fund’s Board of Trustees has considered and approved a new investment subadvisory agreement with the Sub-Adviser, as well as the submission to Fund shareholders of this proposal to approve the new investment subadvisory agreement. The Adviser expects that, subject to obtaining the necessary Fund shareholder approval, the Sub-Adviser will continue to act as the investment sub-adviser of the Fund as an affiliate of Salient Partners.

Will the New Sub-Advisory Agreement Change Fees or Operations of the Fund?

No. The new sub-advisory agreement would be substantially identical to the existing agreement other than its effective and termination dates. No changes would occur in the Sub-Adviser’s senior management, the personnel responsible for providing subadvisory services to the Fund, the subadvisory services provided to the Fund or the level of fees for providing subadvisory services to the Fund.

Does my vote matter?

Yes, your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

What’s the deadline for submitting my vote?

You should vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 11:59 p.m. Eastern Time on May 5, 2015.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 6, 2015.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this meeting are available at:

www.okapivote.com/Salient

YOUR VOTE IS IMPORTANT REGARDLESS OF

THE AMOUNT OF YOUR SHARES.

PLEASE RETURN YOUR PROXY CARD OR SUBMIT YOUR PROXY

VIA TELEPHONE OR VIA THE INTERNET PROMPTLY.

How can I vote?

For your convenience, you may vote in one of three ways if you are unable to attend the meeting:

•	Over the Internet through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card, or

•	By mail, using the enclosed proxy card and postage-paid envelope

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card. Proxies delivered via telephone or via the internet must be received by 11:59 p.m. Eastern Time on May 5, 2015 in order to be counted. If we do not hear from you by a certain date, a Fund representative may contact you.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly by mail, telephone or electronically, no matter how large or small your holdings may be. If you have any questions, please call Okapi Partners, the proxy solicitor, toll-free at (855) 208-8903.

Salient Broadmark Tactical Plus Fund

4265 San Felipe, Suite 800

Houston, Texas 77027

(713) 993-4001

PROXY STATEMENT

Special Meeting of Shareholders

May 6, 2015

INTRODUCTION

This proxy statement (the “Proxy Statement”) is furnished to the shareholders of record as of March 3, 2015 of Salient Broadmark Tactical Plus Fund (the “Fund”), a series of Salient MF Trust (the “Trust”), by the board of trustees of the Fund (the “Board”) in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof (the “Meeting”) to be held on May 6, 2015, at 3:00 p.m. (Central Time), at the offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy first will be mailed to shareholders on or about March 6, 2015. The matters to be acted upon at the Meeting are set forth below:

•	To approve a new investment subadvisory agreement between the Fund’s subadviser, Broadmark Asset Management LLC (the “Sub-Adviser” or “Broadmark”), and Salient Advisors, L.P. (the “Adviser” or “Salient”), the Fund’s investment manager.

•	To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

The most recent annual and semi-annual reports to shareholders of the Fund, when available, will be available at no cost. To request a report once available, please call the Fund toll-free at (800) 809-0525 or write to the Fund at 4265 San Felipe, Suite 800, Houston, Texas.

Purpose of the Proxy Statement and Proxy Solicitation

The principal purpose of this Proxy Statement and proxy solicitation is to seek shareholder approval of a new subadvisory agreement with the Fund’s Sub-Adviser.

Salient Broadmark Tactical Plus Fund

The Fund is a series of the Trust. The Fund commenced operations on December 15, 2014 as the successor to Broadmark Tactical Plus Fund, a series of Broadmark Funds. The Trust was organized on November 15, 2011 as a Delaware statutory trust under the laws of the State of Delaware and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified series of the Trust.

Proposal — Approval of a New Subadvisory Agreement with the Sub-Adviser (the “Proposal”)

Background

Broadmark serves as the investment subadviser to the Fund pursuant to a subadvisory agreement between Broadmark and Salient dated as of August 8, 2014 and effective as of the Fund’s inception on December 15, 2014 (the “Current Subadvisory Agreement”). The Current Subadvisory Agreement was approved by the initial shareholder as part of the Fund’s commencement.

Broadmark, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 12 East 52nd Street, 3rd Floor, New York, New York 10022, and has an office at 300 Drake’s Landing Road, Greenbrae, California 94904. Broadmark provides investment advisory and subadvisory services on a discretionary basis to separately managed accounts, registered investment companies, asset management firms and pooled investment vehicles intended for sophisticated investors and institutional investors. As explained in more detail below, the shareholders are being asked to approve a new investment subadvisory agreement between the Adviser and Broadmark (the “New Subadvisory Agreement”).

The Current Advisory Agreement, dated as of August 8, 2014, contains a provision, pursuant to the 1940 Act, requiring that the Agreement terminate in the event of its “assignment.” Under the 1940 Act, a change in control of an investment adviser (including a subadviser) results in an assignment and termination of the adviser’s investment advisory or subadvisory contracts, as applicable. As discussed below, one of the controlling owners of the Sub-Adviser will undergo a change in control upon consummation of a proposed transaction (the “Proposed Transaction”). The change in control that is expected to take place following the consummation of the Proposed Transaction (anticipated to occur second quarter of 2015) will in turn result in a change in control of the Sub-Adviser, resulting in the assignment of, and therefore the termination of, the Current Subadvisory Agreement.

AS DISCUSSED BELOW, THE PROPOSED TRANSACTION WILL NOT RESULT IN ANY CHANGES TO BROADMARK’S SENIOR MANAGEMENT, THE PERSONNEL RESPONSIBLE FOR PROVIDING SUBADVISORY SERVICES TO THE FUND, THE SUBADVISORY SERVICES PROVIDED TO THE FUND OR THE LEVEL OF FEES FOR PROVIDING SUBADVISORY SERVICES TO THE FUND. THE NEW SUBADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SUBADVISORY AGREEMENT OTHER THAN DATES.

Summary of the Proposed Transaction

The 1940 Act provides a rebuttable presumption that the direct or indirect owner of more than 25% of the outstanding shares of an entity controls that entity. Broadmark currently serves as the sub-adviser for the Fund. Forward Management, LLC (“Forward”) currently owns approximately 34.4% of Broadmark and is therefore deemed to own a “control” interest in Broadmark under the 1940 Act. Forward will itself undergo a change in control upon consummation of a proposed purchase of Forward by Salient Partners, L.P. (“Salient Partners”), the parent company of the Adviser. Such a change in control of Forward will in turn result in a change in control of the Sub-Adviser. A change in control results in the assignment of, and therefore the termination of, the Current Subadvisory Agreement.

Salient Partners’ ownership of Forward would result in Salient ownership of a “control” interest in Broadmark, and Broadmark would become an affiliated person of Salient. There is no prohibition in the 1940 Act against use of affiliated sub-advisers, which are common, and it should be noted that the subadvisory fee will remain unchanged, and also that such fee was determined between the Adviser and Sub-Adviser at arm’s length prior to the Proposed Transaction. Additionally, the Fund remains subject to the current expense limitation agreement.

Senior Management of Broadmark

The Proposed Transaction will not result in any change to Broadmark’s senior management, advisory personnel, or the day-to-day management of the Fund. Christopher J. Guptill will continue to serve as the portfolio manager for the Fund and continue to have primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Guptill is Co-Chief Executive Officer and has been Chief Investment Officer of the Sub-Adviser since its inception in 1999. Mr. Guptill has over 30 years of investment experience. He holds a BA in economics from California State University, Chico.

The following table lists the name and principal occupation of the principal executive officers and managers of Broadmark:

Name	Principal Occupation(s)
Daniel J. Barnett	Chairman and Manager of the Management Committee of Broadmark since 1999, and Chief Executive Officer of Revere Capital Advisors, LLC (investment management firm) since 2007. Previously, Chief Executive Officer of Broadmark from 1999 to 2008.

Ricardo L. Cortez	Co-Chief Executive Officer of Broadmark since 2013.

Jerome Crown	Chief Financial Officer of Broadmark since 2000.

Christopher J. Guptill	Co-Chief Executive Officer of Broadmark since 2009, and Chief Investment Officer and Manager of the Management Committee of Broadmark since 1999.

Laura A. Hespe	Chief Operating Officer of Broadmark since 2010.

John L. Keeley, Jr.	Manager of the Management Committee of Broadmark since 2010, and Director and President of Keeley Asset Management Corp., (registered investment adviser) since 1981.

John M. Kinder	Manager of the Management Committee of Broadmark since 2002, and Director of Rivertrade Ltd (private investment company) since 2000.

Norman E. Mains	Manager of the Management Committee of Broadmark since 2009, and Chief Administrative Officer and Chief Risk Officer of Forward Management, LLC since 2009.

Loire L. White	Manager of the Management Committee of Broadmark since 2013, and Interim Chief Financial Officer of Forward Management, LLC 2010.

The address for each principal executive officer and manager of Broadmark is 12 East 52nd Street, 3rd Floor, New York, New York 10022.

None of the registered investment companies to which Broadmark acts as investment adviser have a similar investment objective to the Fund.

Brokerage Information. There were no brokerage commissions incurred on security transactions placed with affiliates of the Sub-Adviser for the Fund’s initial fiscal year ended December 31, 2014.

None of the Fund’s trustees who are not “interested persons” of the Adviser and the Fund as defined in the 1940 Act (the “Independent Trustees”) is or will be an officer, employee, director, general partner or shareholder of Broadmark. Additionally, none of the Independent Trustees has or will have any material interest in a material transaction with Broadmark or its affiliates. Salient, as the parent of the Adviser, will own a control interest in Broadmark, as discussed above, and an officer or employee of Salient may hold an officer, employee, director, or other position with Broadmark.

The Current and New Advisory Agreements

Except for differences in the effective and renewal dates, the Current and New Subadvisory Agreements are the same in all material respects. A marked form of the New Subadvisory Agreement is attached to this proxy statement as Appendix A.

Pursuant to both agreements, Broadmark, subject to the supervision of the Adviser and the Fund’s Board and in accordance with the Fund’s investment objective, policies and restrictions, identifies investments suitable for the Fund, makes investment decisions, and places purchase and sale orders. Both agreements provide that the Subadviser will manage continuously the assets of the Fund a in a manner consistent with the Fund’s investment objective and policies.

Under both agreements, in addition to managing the Fund’s portfolio, Broadmark maintains certain of the Fund’s records. Broadmark also furnishes such office space, facilities and equipment as it may reasonably require in providing its services pursuant to the agreements. Broadmark pays the salaries of all of its personnel.

Under both agreements, Broadmark provides a continuous investment program for the Fund, the fees for which are an annual rate of 0.725% with respect to the Fund’s net assets. From the Fund’s inception on December 15, 2014 through the fiscal year ended December 31, 2014, the Adviser paid Broadmark $0 for providing subadvisory services to the Fund.

Under each agreement, Broadmark’s fees are the sole responsibility of the Adviser. Certain other expenses not expressly assumed by Broadmark under both agreements are paid, or would be paid, as applicable, by the Fund. The expenses to be borne by the Fund include, but are not limited to, taxes, interest, brokerage fees and commissions, cost of securities and other investments (including brokerage commissions, stamp duties, or other transaction-related fees and expenses, if any) purchased for the Fund, and any extraordinary expense items.

Each agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Broadmark is not liable to the Adviser, the Trust, the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Neither agreement restricts Broadmark from acting as an investment adviser or a subadviser to others, including entities that may have investment objectives similar or identical to those of the Fund.

The Current Subadvisory Agreement was, and the New Subadvisory Agreement is, renewable annually by the Board, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the trustees of the Fund who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Each of the Current Subadvisory Agreement and the New Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated without penalty at any time by the Adviser, by the Board, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, on 60 days’ written notice to Broadmark, or by Broadmark on 60 days’ written notice to the Adviser and the Fund.

Board Considerations

At an in-person meeting of the Board held on January 20, 2015, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the1940 Act (the “Independent Trustees”), considered and approved, on behalf of the Fund, a new Sub-Advisory Agreement (“New Subadvisory Agreement”) between Salient and Broadmark. In review of the New Subadvisory Agreement, the Board referred to detailed information previously provided by the Sub-Adviser in conjunction with consideration of the Current Subadvisory Agreement, as well as updates to such information, which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Trustees also met in-person among themselves to review and discuss aspects of these materials. At the request of the Independent Trustees, the Adviser made a presentation regarding the materials and responded to questions from the Independent Trustees. The Independent Trustees used this information, as well as other information that the Adviser and Sub-Adviser submitted to the Board, to help them decide whether to approve the New Subadvisory Agreement. The Board also referred to a detailed memorandum from Fund counsel regarding the responsibilities of the Board members in connection with their consideration of the New Subadvisory Agreement.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the New Subadvisory Agreement and the fee provided therein should be approved. The Independent Trustees were advised by independent legal counsel with respect to their deliberations regarding the approval of the New Subadvisory Agreement. Following the Board’s review, the Independent Trustees concluded that the New Subadvisory Agreement should enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the New Subadvisory Agreement. It also was noted that the Board’s decision to approve the New Subadvisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

•	The nature, extent and quality of the advisory services to be provided. With respect to the New Subadvisory Agreement, the Board considered: the background and experience of key investment personnel and the Sub-Adviser’s ability to retain them; the Sub-Adviser’s focus on analysis of complex asset categories; and the Sub-Adviser’s investment approach. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus supported a decision to approve the New Subadvisory Agreement.

•	The cost of advisory service to be provided. In analyzing the projected cost of services, it was noted that the Current Subadvisory Agreement’s fee was a recent arm’s length agreement between the Adviser and Sub-Adviser and that such fee would not change with respect to the New Subadvisory Agreement, the Board noted that the Fund has only recently commenced operations, and that analysis necessarily was based on estimates and projections of the Fund’s future size, and that the Board would be able to make a much more complete assessment following the initial period of the New Subadvisory Agreement. Based on their review, the Independent Trustees concluded that, because the fee and other terms of the New Subadvisory Agreement would not change, the conclusions reached with regard to the Board’s initial assessment of the New Subadvisory Agreement had not changed, and that the cost of advisory activities was reasonable in light of the services to be provided.

•	The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. While noting that the fee will not decrease as the level of the Fund’s assets increase, the Board noted the expense limitations, and concluded that the fee is reasonable and reflects the Fund’s investment program. The Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of the management fee payable to the Adviser, from which the Adviser pays the Sub-Adviser its fee.

•	Benefits (such as soft dollars) to the Sub-Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Sub-Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its shareholders. In this regard, the Board noted that the Sub-Adviser may not realize significant if any “soft dollar” benefits from its relationship with the Fund and that the Sub-Adviser monitors such usage and its clients participate on a pro rata basis.

•	Other considerations. The Board acknowledged disclosure by the Adviser of its potential conflicts arising from its affiliation with the Sub-Adviser. The Board determined that although Salient may have a financial incentive to support the continuation of the New Subadvisory Agreement, there are no arrangements that are binding upon the Fund in such respect or upon the Board’s consideration of the New Subadvisory Agreement, which it will periodically re-examine. The Board had previously reviewed comparisons to other funds when considering the initial agreement with the Adviser and the Current Subadvisory Agreement. In light of no fee changes proposed in the New Subadvisory Agreement, the Board did not reconsider such comparisons. In light of the short time since commencement of Fund operations, the Board did not consider the limited operating history of the Fund. The Board determined that the Sub-Adviser has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

After consideration of the Proposal, and such other information as the trustees deemed relevant, the Fund’s Board, including all of the Independent Trustees, determined that the New Subadvisory Agreement is in the best interest of the Fund’s shareholders and voted to approve the submission of the New Subadvisory Agreement to the Fund’s shareholders.

The Board also considered, to any extent the provisions may be deemed applicable, the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in effect, that the investment adviser of a registered investment company, or an affiliated person of such adviser, may receive any amount or benefit in connection with the sale of the adviser’s business provided that two conditions are satisfied. First, an “unfair burden” must not be imposed on the investment company as a result of the sale or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” as defined in the 1940 Act includes any arrangement during the two-year period after the transaction whereby the predecessor or successor investment adviser, or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services), or from the investment company or its security holders (other than fees for bona fide investment advisory and other services). The Board was advised that management was not aware of any circumstances relating to the Proposed Transaction that might result in the imposition of an “unfair burden” on the Fund. The second condition of Section 15(f) is that, during the three-year period immediately following the Proposed Transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the successor or predecessor Adviser. Regardless of the applicability or not of this provision, the Board currently satisfies and intends to continue to satisfy this condition.

Required Vote

Approval of the Proposal requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, as of the Record Date. Pursuant to the 1940 Act, the vote of “a majority of the outstanding securities” of the Fund means the vote of the lesser of: (i) 67% or more of the shareholders present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares. Abstentions and broker non-votes (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and, for purposes of (i) above, will have the same effect as votes cast against the Proposal. Each share is entitled to one vote, with fractional shares receiving fractional votes. As of March 4, 2015, there were 112,210 Class A shares outstanding, 2,899 Class C shares outstanding, 68,655 Class I shares outstanding, and 2,486,754 Class F shares outstanding.

If the New Subadvisory Agreement is approved by shareholders of the Fund, it will become effective upon termination of the Current Subadvisory Agreement in accordance with its terms, which would occur upon consummation of the Proposed Transaction. If the Proposed Transaction is not consummated, the Current Subadvisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

If the New Subadvisory Agreement is not approved by the shareholders of the Fund, the Current Subadvisory Agreement will remain in effect until terminated in accordance with its terms and the Board will consider whether to pursue alternative action.

The Board unanimously recommends that you for “FOR” the Proposal.

INVESTMENT ADVISER AND ADMINISTRATOR

Salient Advisers, L.P., 4265 San Felipe, Suite 800, Houston, Texas 77027, serves as the Fund’s investment adviser and servicing agent. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund’s independent administrator and transfer agent. Foreside Fund Services, LLC serves as the Fund’s distributor (also known as the principal underwriter) of Fund shares and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

ADDITIONAL INFORMATION

The most recent annual and semi-annual reports to shareholders of the Fund will be available at no cost. To request a report once available, please call the Fund toll-free at (800) 809-0525 or write to the Fund at 4265 San Felipe, Suite 800, Houston, Texas.

The Fund will send this Proxy Statement to each shareholder of record, even if that means multiple proxy statements may be mailed to the same address. Shareholders sharing an address who receive multiple copies of annual reports or proxy statements and wish to request delivery of a single copy of annual reports or proxy statements may do so by writing to the Fund at 4265 San Felipe, Suite 800, Houston, Texas 77027 or by calling 1-800-809-0525.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by the Adviser. Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Fund, by personnel of Salient or of the Fund’s administrator and transfer agent, or by broker-dealer firms. The Fund has retained Okapi Partners LLC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Fund shareholders may receive a telephone call from Okapi Partners LLC asking them to vote. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by Salient personnel, or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by the Adviser. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are not expected to exceed $15,000.

All proxy cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification of nominees is made on the proxy card, all shares held by such shareholder shall be voted equally in favor of all nominees. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of the proposed election of nominees or any other proposal properly brought before the meeting.

Article II, Section 8 of the Trust’s By-Laws provide that except when a larger quorum is required by applicable law, the Declaration of Trust or these By-Laws, thirty-three and one-third percent (33-1/3%) of the shares outstanding and entitled to vote present in person or represented by proxy at a Shareholders’ meeting shall constitute a quorum at such meeting. In the absence of a quorum, the shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the shares present and entitled to vote on such matter may by vote adjourn the meeting without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Article II, Section 10 of the Trust’s By-Laws provide a shareholder may vote by a written proxy signed by the Shareholder and filed with the Trust. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy by the Shareholder or the Shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the Shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the Shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the Shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy.

Ownership of Certain Beneficial Owners

To the knowledge of the Fund, as of February 17, 2015, the following persons owned of record or beneficially 5% or more of the each Class shares of the Fund:

Class A
National Financial Services, LLC	99.78%

Class C
Salient Advisors, L.P.	100.00%

Class I
UMBSC Co.	75.05%
National Financial Services, LLC	24.56%

Class F
National Financial Services LLC.	80.08%
Charles Schwab & Co. Inc.	16.21%

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

SHAREHOLDER PROPOSALS

Shareholders wishing to nominate trustees or submit other proposals must provide notice in writing to the Secretary of the Fund. Meetings of shareholders of the Fund are not held on an annual or other regular basis. A shareholder proposal intended to be presented at any future meeting of shareholders of the Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund’s proxy statement and form of proxy card relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws. Shareholders may send communications or proposals to the attention of Jeremy Radcliffe, Secretary of the Fund, at 4265 San Felipe, Suite 800, Houston, Texas 77027.

NOTICE TO BANKS AND VOTING

SHAREHOLDERS AND THEIR NOMINEES

Please advise the Fund, through the Proxy Solicitor at 855-208-8903, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

By order of the Board of Trustees,

Jeremy Radcliffe

Secretary

Dated: March 6, 2015

Appendix A

NEW INVESTMENT SUBADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT is dated as of the [    ] day of [            ], 2015, between Salient Advisors, L.P., a Texas limited partnership (herein called the “Investment Adviser”), and Broadmark Asset Management LLC, a Delaware limited liability company (herein called the “Sub-Adviser”).

WHEREAS, each of the Investment Adviser and the Sub-Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Investment Adviser is the investment adviser to certain series of the Salient MF Trust, a Delaware statutory trust (herein called the “Trust”) and an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such series of the Trust as now or hereafter may be identified on Schedule A hereto as such schedule may be amended from time to time with the consent of the parties hereto (each herein called a “Fund”); and

WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. Appointment. The Investment Adviser hereby retains Sub-Adviser, and Sub-Adviser hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein, for the compensation herein provided. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Fund or the Investment Adviser in any way or otherwise be deemed to be an agent of the Trust, the Fund or the Investment Adviser.

2. Delivery of Documents. The Investment Adviser shall furnish to the Sub-Adviser copies of the following documents:

(a) The Declaration of Trust of the Trust as in effect on the date hereof;

(b) The Bylaws of the Trust as in effect on the date hereof;

(c) The resolutions of the Board of Trustees of the Trust (the “Board”) approving the engagement of the Sub-Adviser as sub-adviser for the Fund and approving the form of this Agreement;

(d) The resolutions of the Board selecting the Investment Adviser as investment adviser to the Fund and approving the form of the Investment Advisory Agreement with the Trust, on behalf of the Fund;

(e) The Investment Advisory Agreement with the Trust, on behalf of the Fund;

(f) Current copies of the registration statement, Prospectus and Statement of Additional Information of the Trust relating to the Fund;

(g) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Fund, including the compliance policies and procedures of the Trust adopted pursuant to Rule 38a-1 under the 1940 Act; and

(h) A list of affiliated brokers and underwriters and other affiliates for compliance with applicable provisions of the 1940 Act and the rules thereunder, including Sections 17 and 10 of the 1940 Act and Rules 10f-3 and 17a-7 thereunder.

The Investment Adviser shall furnish the Sub-Adviser from time to time, and as necessary for the Sub-Adviser to comply with this Agreement and applicable law, with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) through (h) above shall be provided within 30 days of the times such materials became available to the Investment Adviser and, until so provided, the Sub-Adviser may continue to rely on those documents previously provided. With respect to Items (g) and (h) above, the Sub-Adviser shall have a reasonable amount of time, giving due consideration to the nature of the information so provided, to process such information before it becomes effective as to the Sub-Adviser.

3. Sub-Advisory Services to the Fund. Sub-Adviser agrees to provide the following services with respect to the Fund:

(a) Subject to the overall policies, control, direction and review of the Board of Trustees of the Trust and to the instructions and supervision of Investment Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including allocation of the Fund’s assets in accordance with the Fund’s prospectus and statement of additional information, and related investment research and advice with respect to securities and other investments and cash equivalents in the Fund. With respect to the Fund, the Sub-Adviser will: (i) make investment decisions with respect to the investment and re-investment of the Fund’s assets; (ii) place orders for all purchases and sales of the investments made for the Fund; (iii) maintain the books and records required in connection with its duties hereunder; and (iv) keep the Investment Adviser informed of material developments affecting the Fund.

(b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Section 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Section 12(a) of this Agreement.

(c) If applicable, the Sub-Adviser will manage required collateral levels in connection with the investment and reinvestment of the assets of the Fund. The Sub-Adviser will provide instructions to the administrator and/or custodian for the Fund to post collateral and to call for collateral from counterparties, as necessary, and will arrange for the transmission to the custodian on a daily basis such confirmation, trade tickets, and other identifying information (including, but not limited to, CUSIP, SEDOL, or other numbers that identify the securities or investments to be purchased or sold on behalf of the Fund) as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund. The Sub-Adviser will provide reports with respect to its collateral management activities as requested by the Investment Adviser.

(d) The Sub-Adviser will communicate or arrange to be communicated to the Trust’s custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security or other investment is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP or SEDOL number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its monitoring, oversight, recordkeeping and other obligations to the Trust under the Investment Advisory Agreement.

(e) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information, as they may be amended from time to time, and such other guidelines as the Board may establish and which are provided in writing to Sub-Adviser in accordance with Section 2 of this Agreement.

(f) The Sub-Adviser will maintain records of the information set forth in Section 3(c) hereof with respect to the securities and other transactions of the Fund and will furnish the Board with such periodic and special reports as the Board may reasonably request.

(g) After each month-end, the Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

(h) At such times as reasonably requested by the Board or the Investment Adviser, the Sub-Adviser will provide economic and investment analysis and reports to the Board and the Investment Adviser that it normally provides to similar investment company clients of the Sub-Adviser.

(i) The Sub-Adviser will make its portfolio managers and other appropriate personnel available to the Board and the Investment Adviser at reasonable times to review the Fund’s investment policies and to consult with the Board and the Investment Adviser regarding the investment affairs of the Fund, including economic and statistical and investment matters relevant to the Sub-Adviser’s duties hereunder, and the portfolio strategies employed.

(j) The Sub-Adviser will provide the Investment Adviser with quarterly compliance reports and certifications in the forms reasonably requested by the Investment Adviser.

(k) The Sub-Adviser will provide the Trust with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-Adviser is maintaining (i) adequate professional liability insurance; and (ii) an appropriate code of ethics and related reporting procedures pursuant to Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act.

(l) Investment Adviser acknowledges and agrees that Sub-Adviser’s services to the Investment Adviser and the Fund shall be limited to those set forth herein and Sub-Adviser will not be responsible to advise or act for the Fund in any legal proceedings, including bankruptcies and class action proceedings, related to assets currently or previously held in the Fund; provided, however, that Sub-Adviser shall promptly inform Investment Adviser of any notices or other information relating to the same.

(m) Subject to the supervision and oversight of the Investment Adviser and the Board, the Sub-Adviser is authorized to (i) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (ii) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (iii) exercise conversion or subscription rights and respond to tender offers, consent solicitations and other voluntary corporate actions relating to the investment securities held by the Fund; and (iv) enter into agreements and execute, on behalf of the Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, or other industry standard documentation and making the standard representation contained therein) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities.

(n) Sub-Adviser is authorized, but not obligated, to aggregate purchase and sale orders for securities and other investments held (or to be held) in the Fund with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. The allocation of securities and other investments so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients consistent with disclosure Sub-Adviser’s Form ADV Part 2. Investment Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

(o) Sub-Adviser shall review and provide comments in a timely manner to any Fund Prospectus or Statement of Additional Information disclosure relating to its services hereunder, as may be requested from time to time by Investment Adviser.

(p) Sub-Adviser shall at reasonable times interface with the Investment Adviser’s designated personnel in investment committee meetings and be subject to reasonable oversight of the Investment Adviser’s Chief Risk Officer with respect to the Fund.

4. Brokerage. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the factors it deems relevant, including, as applicable, the experience and skill of the firm’s traders, as well as the firm’s financial responsibility and administrative efficiency. The Sub-Adviser will use its best efforts to obtain the best combination of net price and execution for its orders. Consistent with these obligations and the Sub-Adviser’s policies and procedures relating to brokerage and allocation, and in selecting a broker to execute a particular transaction, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and other accounts over which the Sub-Adviser exercises investment discretion. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage or research services provided, viewed either in terms of a particular transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients. Compensation received by the Sub-Adviser pursuant to this Agreement shall not be reduced by any benefits received by the Sub-Adviser pursuant to this section. The Sub-Adviser may direct brokerage to whomever it deems appropriate consistent with the foregoing. In no instance will portfolio securities or other investments be purchased from or sold to the Trust’s principal distributor, the Investment Adviser or any affiliate thereof (as the term “affiliate” is defined in the 1940 Act), except to the extent permitted by Securities and Exchange Commission (“SEC”) exemptive order or by applicable law.

5. Compliance with Laws: Confidentiality: Conflicts of Interest.

(a) The Sub-Adviser agrees that it will comply in all material respects with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the “Rules”).

(b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and non-public information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or penalty by any regulatory body for failure to comply; (ii) after notification to the Investment Adviser or Trust, in response to regulatory inspection requests or other regulatory inquiries; or (iii) when so requested or consented to by the Investment Adviser or the Trust.

(c) It is understood that any non-public information or non-public recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Adviser, Trust or such persons as the Investment Adviser may designate in connection with the business of the Fund, except (i) after prior notification to and approval in writing by the Sub-Adviser, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply; or (ii) after notification to the Sub-Adviser, in response to regulatory inspection requests or other regulatory inquiries.

6. Proxies. The Investment Adviser retains its discretionary authority to exercise voting rights with respect to the securities and other investments of the Fund.

7. Control by Trust’s Board of Trustees. Any recommendations concerning the Fund’s investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

8. Nature of Services. The Investment Adviser understands, and has advised the Trust’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies, in each case in a manner consistent with terms and conditions that may be agreed to in writing by the parties from time to time. Sub-Adviser covenants and agrees that whenever the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more of the Fund, investment companies or accounts managed by the Sub-Adviser, the available securities or investments will be allocated in a manner believed by the Sub-Adviser to be equitable to each of them. It is recognized and acknowledged by the Investment Adviser that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund. In addition, the Investment Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, subject, in each case, to such terms and conditions that may be agreed to in writing by the parties from time to time.

9. Books and Records. In compliance with the requirements of Rule 31a-3 of the 1940 Act, and any other applicable Rules, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rules, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rules.

10. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. The Sub- Adviser shall not be responsible for and shall not bear any expense relating to the operation of the Trust or any Fund or any transaction-related expense or cost of the Fund, including, but not limited to, taxes, interest, brokerage fees and commissions, cost of securities and other investments (including brokerage commissions, stamp duties, or other transaction-related fees and expenses, if any) purchased for the Fund, and any extraordinary expense items.

11. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto with respect to the Fund’s net assets or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this Section begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Statement of Additional Information for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

12.	Limitation of Liability; Indemnification.

(a) Neither the Sub-Advisor nor its partners, officers, directors, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Investment Adviser, the Trust or the Fund, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or by reason of reckless disregard on the part of the Sub-Adviser of its obligations and duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, directions, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

(b) The Investment Adviser will indemnify the Sub-Adviser, and each of its partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the Sub-Adviser’s engagement hereunder or from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Board who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board, further provided that such counsel’s determination be written and provided to the Board and the Investment Adviser. The Investment Adviser shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Sub-Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Investment Adviser, that if one of the foregoing parties receives any such advance, the party will reimburse the Investment Adviser for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(c) Notwithstanding any of the foregoing, the provisions of this Section 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this Section 12 shall survive the termination or cancellation of this Agreement.

(d) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Investment Advisory Agreement.

13. Duration and Termination. This Agreement shall become effective as of the date hereof provided that it shall have been approved (a) by a vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of the Trust, the Investment Adviser or the Sub-Adviser (“Independent Trustees”), cast in person at a meeting called for the purposes of voting on such approval; and (b) by a vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue with respect to the Fund until [ - ], 2017. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Board on behalf of the Trust at any time without the payment of any penalty, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser, or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. Any notice of termination served on the Sub-Adviser by the Trust or the Investment Adviser shall be without prejudice to the obligation of the Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund or to any rights or recourse of the Sub-Adviser against the Investment Adviser under any separate agreements to which they are parties. This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act.

14. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, which amendment shall be subject to the approval (a) by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund, to the extent required by the 1940 Act and subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

15. Notification of Investment Adviser. The Sub-Adviser will promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act; (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund or the Trust; or (c) any other occurrence that reasonably could have a materially adverse impact on the ability of the Sub-Adviser to provide the services provided for in this Agreement.

16. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

17. Privacy Policy. The Sub-Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Fund received from the Investment Adviser is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of Regulation S-P, and agrees that such information: (i) shall not be disclosed to any third party for any purpose without the written consent of the Investment Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of Regulation S-P; and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of Regulation S-P if so required.

18. References to the Investment Adviser and Sub-Adviser. During the term of this Agreement, each party agrees to furnish to the other party at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Fund or the public, which refer to the other party or its clients in any way, prior to use thereof and not to use such material if the other party reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the other party by first-class or overnight mail, e-mail, facsimile transmission equipment or hand delivery.

19. Client Suitability. The Investment Adviser understands and agrees that the Sub-Adviser, as part of its duties hereunder, is not responsible for determining whether or not the Fund is suitable and appropriate investments for any client or investor.

20. Consultation with Sub-Advisers to Other Series of the Trust. As required by Rule 17a- 10 under the 1940 Act, the Sub-Adviser is prohibited from consulting with the entities listed below, the identities of which will be provided by the Adviser to the Sub-Adviser concerning transactions for the Fund in securities or other assets:

(a)	other sub-advisers to any other series of the Trust; and

(b)	other sub-advisers to another investment company or series thereof that is under common control with the Fund.

21. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Delaware law.

“Salient MF Trust” and the “Board of Trustees of the Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust and any and all amendments thereto. The obligations of “Salient MF Trust” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized signatories designated below, to be effective as of the day and year first above written.

Salient Advisors, L.P.

By:	Salient Capital Management, LLC, Its general partner

By:
John A. Blaisdell, CEO

Broadmark Asset Management LLC

By:
Christopher J. Guptill,
Co-Chief Executive Officer

SCHEDULE A

To Sub-Advisory Agreement

dated as of [            ], 2015

between Salient Advisors, L.P. and

Broadmark Asset Management LLC

Name of Fund	Fee
Salient Broadmark Tactical Plus Fund	0.725%

PROXY	PROXY

SALIENT BROADMARK TACTICAL PLUS FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 6, 2015

4265 San Felipe, Suite 800, Houston, Texas 77027

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SALIENT BROADMARK TACTICAL PLUS FUND

The undersigned holder of Common Shares of beneficial interest of Salient Broadmark Tactical Plus Fund, a Delaware statutory trust (“the Fund”), hereby appoints JOHN E. PRICE AND JEREMY RADCLIFFE, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on May 6, 2015 at 9:00 a.m. (Central Standard Time), and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE ON THIS PROXY TODAY!

Your Proxy Vote is important!

EASY WAYS TO VOTE YOUR PROXY:

1.	Call Okapi Partners toll-free at: 1-855-208-8903 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

2.	Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 1

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment subadvisory agreement between the Fund’s subadviser, Broadmark Asset Management LLC (the “Sub-Adviser”), and Salient Advisors, L.P. (the “Adviser”), the Fund’s investment manager on behalf of the Funds.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED ON REVERSE SIDE

Your vote is important no matter how many shares you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote by telephone in accordance with the instructions provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 6, 2015

The proxy statement for this meeting is available at: WWW.OKAPIVOTE.COM/SALIENT